UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-04605

First Opportunity Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services

2344 Spruce Street, Suite A

Boulder, CO 80302

(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 444-5483

Date of Fiscal Year End: March 31, 2011

Date of Reporting Period: March 31, 2011

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

OTC Symbol: FOFI

1st First Opportunity Fund, Inc.™

Annual Report

MARCH 31, 2011

First Opportunity Fund, Inc.	Letter from the Advisers
March 31, 2011 (Unaudited)

Dear Stockholders:

For the 12 month period ending March 31, 2011, the First Opportunity Fund, Inc. (the “Fund”) returned 12.6% on net assets. This compared to 15.7% returned by the S&P 500 during the same period. The table below shows the historic returns for the Fund for various periods ending March 31, 2011:

TOTAL RETURNS AS OF MARCH 31, 2011

	3 M	6 M	1 YR	3 YRS*	5 YRS*	10 YRS*	Since June 2010^
First Opportunity Fund (NAV)	2.5%	11.0%	12.6%	-2.2%	-4.8%	9.4%	13.6%
First Opportunity Fund (Market)	-2.4%	11.0%	3.0%	-6.2%	-10.1%	8.3%	16.0%
S&P 500 Index	5.9%	17.3%	15.7%	2.4%	2.6%	3.3%	23.7%
Dow Jones Industrial Average	7.1%	15.7%	16.5%	3.1%	4.9%	4.7%	24.1%
NASDAQ Composite	5.1%	18.0%	17.2%	7.9%	4.5%	5.0%	24.3%

*	Annualized
^	Since June 1, 2010, when the current Advisers became investment advisers to the Fund.

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Since the new Advisers were appointed and the Fund restructured in June of 2010 (allowing it to invest heavily in hedge funds), the Fund’s net assets have increased 13.6% while the S&P has increased 23.7%.

As expected, the Fund’s most significant contributors to its performance were the Fund’s large investments in hedge funds. Wolf Creek Partners, L.P., in which the Fund owns a $49.4 million stake (18.7% of the Fund’s assets), returned 25% since the Fund made its investment on June 1, 2010. Bay Pond Partners, L.P., a $45.7 million stake (17.3% of the Fund’s assets), returned 15.7% since the investment was made on June 1, 2010. J. Caird Partners, L.P., in which the Fund owns a $20.5 million stake (7.7% of the Fund’s assets), returned 13.7% since July 1, 2010. An equity investment, First Republic Bank, which represents about 5.5% of the Fund’s portfolio, returned 82.8% since its acquisition in June 2010. The First Republic shares are restricted, which limits the Fund’s ability to sell. On the negative side, North River Partners, L.P., in which the Fund owns a $15.9 million stake, returned -6.1% since August 2, 2010.

Since becoming advisers to the Fund in June 2010, in addition to hedge fund investments, we have made new investments that have included Sanofi-Aventis SA ADR (SNY), Total SA ADR (TOT), Pengrowth Energy Corp. (PGH), Johnson & Johnson (JNJ), and Energy Transfer Partners LP (ETP). We anticipate making additional new investments in hedge funds and operating companies as opportunities arise from time to time, although, because of the Fund’s diversification requirements, such positions will be on the smaller side relative to our earlier hedge fund investments (e.g., not greater than 5% of the Fund’s assets at the time of purchase).

Tempering the Fund’s performance were financial stocks in the legacy portfolio which still make up a substantial portion of the Fund’s assets – around $67 million or about 25.4% of the Fund’s assets. As measured by the SNL Daily Thrift, financial stocks returned -7.7% during the one year period ended March 31, 2011, underperforming US equities (15.7%) as measured by the S&P 500 Index. Within the financial sector, Republican wins in the November election have tempered political rhetoric against US banks in the short-term. However, implementation of the Dodd Frank bill continues to provide uncertainty for banks.

Banks still face a challenging climate entering 2011. Although changes to capital requirements from Basel III won’t take effect until 2015, banks are already under pressure to raise capital ratios. In addition, fee growth

Annual Report | March 31, 2011	1

Letter from the Advisers	First Opportunity Fund, Inc.
March 31, 2011 (Unaudited)

from debit and credit cards will be challenging going forward given the passage of the Durbin amendment, and workouts on poor-performing loans remain a headwind. Many see opportunities for stronger banks to grow by acquiring failing peers, especially within the mid-cap range, where many banks have broken business models and shrinking balance sheets. However, intense competition among the stronger banks has resulted in acquisitions occurring at a large premium to current stock prices, eliminating many of the financial efficiencies in such deals. Recent M&A activity has shifted away from FDIC-assisted deals to whole bank transactions, where relatively healthy organizations take over the less healthy. This type of activity will likely continue as the economy stabilizes, revenue growth opportunities in the industry remain slack, and the operating outlook for many of the acquirees stays bleak.

During the one year period ended March 31, 2011, the Fund’s five largest eliminations from the legacy portfolio included Bank of America, Goldman Sachs, AerCap Holdings, Chimera Investment, and Synovus Financial. The Fund also reduced the notional exposure of the legacy portfolio’s CDS positioning, as previously purchased protection was removed on several individual European and U.K. banks, as well as exposure to investment grade credit indices.

Since the Fund restructured, the Fund’s discount has gone from -18.4% to -21.1% on March 31, 2011. There are likely numerous reasons for the discount widening, not the least of which is the Fund being delisted from the NYSE in May 2010. The discount and approaches to dealing with it are discussed by the Fund’s Board on a quarterly basis. We understand that, in the best of worlds, the market value would closely track net asset value. However, as the Advisers to the Fund, we only have the ability to affect the long-term performance of the net assets and have limited, if any, ability to impact the market price on a long-term basis.

We are optimistic about delivering a more favorable report next year and look forward to continuing our partnership with our long-term stockholders. On another note, I am pleased to inform stockholders that Stewart Horejsi has assumed full portfolio management responsibilities for the Advisers (Rocky Mountain Advisers and Stewart Investment Advisers).

Sincerely,

Stephen C. Miller

The views and opinions in the preceding commentary are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Note to Stockholders on Investments in Hedge Funds: The Fund’s investment advisers feel it is important that stockholders be aware that the Fund has highly concentrated positions in certain hedge funds and may take concentrated positions in other securities. Concentrating investments in a fewer number of securities (including investments in hedge funds) may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities. For example, the value of the Fund’s net assets will fluctuate significantly based on the fluctuation in the value of the hedge funds in which it invests. In addition, investments in hedge funds can be highly volatile and may subject investors to heightened risk and higher operating expenses than another closed-end fund with a different investment focus.

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First Opportunity Fund, Inc.	Financial Data
March 31, 2011

	Per Share of Common Stock

	Net Asset Value	Closing Market Price	Dividend Paid
3/31/10	$ 8.16	$ 7.04	$ 0.00
4/30/10	8.62	7.01	0.00
5/31/10	8.09	6.25	0.00
6/30/10	7.84	5.97	0.00
7/31/10	8.06	6.38	0.00
8/31/10	7.92	6.34	0.00
9/30/10	8.28	6.53	0.00
10/31/10	8.36	6.66	0.00
11/30/10	8.34	6.85	0.00
12/31/10	8.97	7.43	0.00
1/31/11	8.95	7.22	0.00
2/28/11	9.11	7.28	0.00
3/31/11	9.19	7.25	0.00

Investments as a % of Net Assets

Annual Report | March 31, 2011	3

Portfolio of Investments	First Opportunity Fund, Inc.
March 31, 2011

Shares	Description	Value (Note 1 & 2)
LONG TERM INVESTMENTS (98.2%)
DOMESTIC COMMON STOCKS (35.6%)
Banks & Thrifts (14.9%)
32,825	1st United Bancorp, Inc.*	$230,432
54,790	Alliance Bankshares Corp.*	304,632
27,800	American River Bankshares*	185,982
8,439	Ameris Bancorp*	85,740
406,400	AmeriServ Financial, Inc.*	963,168
30,289	Bank of Commerce Holdings	128,425
62,500	Bank of Virginia*	131,875
42,700	BCB Bancorp, Inc.	439,810
28,000	Bridge Capital Holdings*	264,320
35,498	Carolina Trust Bank*	112,529
340,815	CCF Holding Co.*(a)	85,204
14,044	Central Valley Community Bancorp*	86,371
29,600	Central Valley Community Bancorp*(b)(c)	182,040
38,860	Centrue Financial Corp.*	19,430
12,300	Citizens & Northern Corp.	206,763
60,000	Community Bank*(b)(c)(d)	4,409,400
56,800	The Connecticut Bank & Trust Co.*	352,160
65,566	Eastern Virginia Bankshares, Inc.	236,693
4,085	Evans Bancorp, Inc.	57,599
97,200	FC Holdings, Inc.*(b)(c)(d)	10,692
4,300	First Advantage Bancorp	59,426
39,700	First American International*(b)(c)(d)	538,332
61,678	First California Financial Group, Inc.*	231,292
17,400	First Capital Bancorp, Inc.*	66,294
518,508	First Republic Bank*(b)(c)(d)	14,424,374
144,200	First Security Group, Inc.*	134,106
66,726	First Southern Bancorp, Inc. - Class B*	834,075
28,200	First State Bank*(b)(c)(d)	7,050
2,880	First Trust Bank*	10,800
193,261	Florida Capital Group*(b)(c)(d)	96,631
7,820	FNB Bancorp	87,975
155,800	Great Florida Bank - Class A*	31,160
15,300	Great Florida Bank - Class B*	306
66,000	Greater Hudson Bank N.A.*	349,800
228,000	Hampshire First Bank*(b)(c)	1,892,400
8,500	Heritage Financial Corp.	120,445
199,918	Heritage Oaks Bancorp*(b)(c)	697,714
36,900	ICB Financial*	140,220
14,200	Katahdin Bankshares Corp.	202,350
126,100	Metro Bancorp, Inc.*	1,557,335
905,600	National Bancshares, Inc.*(b)(c)(d)	190,176
17,300	New England Bancshares, Inc.	167,637

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First Opportunity Fund, Inc.	Portfolio of Investments
March 31, 2011

Shares	Description	Value (Note 1 & 2)
Banks & Thrifts (Continued)
4,000	North Dallas Bank & Trust Co.(d)	$213,240
30,400	Oak Ridge Financial Services, Inc.*	138,624
1,900	Old Point Financial Corp.	21,888
44,800	OmniAmerican Bancorp, Inc.*	709,632
24,000	Pacific Continental Corp.	244,560
162,590	Pilot Bancshares, Inc.*	286,158
190,540	Republic First Bancorp, Inc.*	531,607
4,500	Shore Bancshares, Inc.	43,875
76,195	Southern First Bancshares, Inc.*	608,798
79,900	Southern National Bancorp of Virginia, Inc.*	584,069
302,900	Square 1 Financial, Inc.*(b)(c)(d)	1,608,399
73,100	State Bancorp, Inc.	759,509
9,960	Tower Bancorp, Inc.	222,008
39,164	Valley Commerce Bancorp*	346,601
57,400	Wells Fargo & Co.	1,819,580
238,000	Western Liberty Bancorp*	925,820
12,404	Xenith Bankshares, Inc.*	52,965

		39,450,496

Diversified Financial Services (2.0%)
16,241	Affinity Financial Corp.*(b)(c)(d)	–
79,000	AllianceBernstein Holding, LP	1,722,200
100,033	Center Financial Corp.*	734,242
25,000	CMET Finance Holding*(b)(d)(e)	512,250
276,300	Highland Financial Partners LP*(b)(d)(e)	–
60,000	Independence Financial Group, Inc.*(b)(c)(d)	381,000
70,215	Mackinac Financial Corp.*	410,056
431,640	Muni Funding Co. of America, LLC*(b)(d)(e)	1,069,604
455,100	Ocwen Structured Investments, LLC*(b)(c)(d)	418,692
349,967	Terra Nova Financial Group*	17,498

		5,265,542

Electric (1.1%)
80,000	PPL Corp.	2,024,000
16,800	Public Service Enterprise Group, Inc.	529,368
12,400	SCANA Corp.	488,188

		3,041,556

Healthcare Products (2.1%)
91,800	Johnson & Johnson	5,439,150

Insurance (2.4%)
19,678	Forethought Financial Group, Inc. - Class A*(b)(c)(d)	5,036,781
92,603	Penn Millers Holding Corp.*	1,319,593

		6,356,374

Mortgages & REITS (0.8%)
55,000	Embarcadero Bank*(b)(c)(d)	517,000

Annual Report | March 31, 2011	5

Portfolio of Investments	First Opportunity Fund, Inc.
March 31, 2011

Shares	Description	Value (Note 1 & 2)
Mortgages & REITS (Continued)
155,504	Newcastle Investment Holdings Corp., REIT*(d)	$187,382
87,900	Verde Realty*(b)(c)(d)	1,482,873

		2,187,255

Pharmaceuticals (0.3%)
20,447	Merck & Co., Inc	674,956

Pipelines (0.2%)
9,800	Energy Transfer Partners, LP	507,248

Registered Investment Companies (RICs) (0.6%)
40,000	Cohen & Steers Infrastructure Fund, Inc.	706,000
45,475	RMR Asia Pacific Real Estate Fund	795,358

		1,501,358

Retail (0.5%)
20,000	Walgreen Co.	802,800
10,000	Wal-Mart Stores, Inc.	520,500

		1,323,300

Savings & Loans (9.8%)
34,100	Appalachian Bancshares, Inc.*	348
10,000	Auburn Bancorp, Inc.*(d)	68,000
113,600	Beacon Federal Bancorp, Inc.	1,649,472
14,400	BofI Holding, Inc.*	223,488
96,980	Broadway Financial Corp.(a)	228,873
45,100	Carver Bancorp, Inc.	39,020
61,300	Central Federal Corp.*	76,625
54,346	CFS Bancorp, Inc.	305,425
14,015	Charter Financial Corp.	154,866
14,300	Citizens Community Bank*	65,065
84,466	Citizens South Banking Corp.*(b)(c)	375,874
1,314	Colonial Financial Services, Inc.*	16,714
33,500	Eagle Bancorp	390,275
20,200	ECB Bancorp, Inc.	246,440
30,491	ESSA Bancorp, Inc.	402,481
32,500	Fidelity Federal Bancorp*(d)	401,050
19,238	First Community Bank Corp. of America*	5,769
43,400	Georgetown Bancorp, Inc.*	303,800
222,900	Hampden Bancorp, Inc.	2,960,112
22,030	HF Financial Corp.	245,855
47,216	Home Bancorp, Inc.*	723,349
88,948	Home Federal Bancorp, Inc.	1,047,807
58,100	Jefferson Bancshares, Inc.*	205,674
35,500	Legacy Bancorp, Inc.	453,690
42,000	Liberty Bancorp, Inc.	409,500
22,600	Malvern Federal Bancorp, Inc.	197,072
33,299	Meridian Interstate Bancorp, Inc.*	467,851

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First Opportunity Fund, Inc.	Portfolio of Investments
March 31, 2011

Shares	Description	Value (Note 1 & 2)
Savings & Loans (Continued)
310,300	MidCountry Financial Corp.*(b)(c)(d)	$1,427,380
600	Naugatuck Valley Financial Corp.	4,776
88,200	Newport Bancorp, Inc.*	1,228,626
106,998	Ocean Shore Holding Co.	1,390,974
29,100	Old Line Bancshares, Inc.	271,794
82,800	Osage Bancshares, Inc.	687,240
191,410	Pacific Premier Bancorp, Inc.*	1,303,502
165,930	Perpetual Federal Savings Bank(a)	2,240,055
17,500	Privee, LLC*(b)(c)(d)	–
52,700	Provident Financial Holdings, Inc.	436,883
40,650	Redwood Financial, Inc.*(a)	477,637
89,993	River Valley Bancorp(a)	1,286,900
18,807	Rockville Financial, Inc.	196,157
6,300	Royal Financial, Inc.*	3,150
277,279	SI Financial Group, Inc.	2,750,608
13,200	Sound Financial, Inc.*	99,000
100,000	Sterling Eagle*(d)	–
110,500	Third Century Bancorp*(a)	303,875

		25,773,052

Tobacco Products (0.7%)
42,000	Altria Group, Inc.	1,093,260
11,000	Philip Morris International, Inc.	721,930

		1,815,190

Trucking & Leasing (0.2%)
41,450	Willis Lease Finance Corp.*	523,928

TOTAL DOMESTIC COMMON STOCKS
(Cost $127,996,303)		93,859,405

FOREIGN COMMON STOCKS (9.7%)
Auto Manufacturers (0.9%)
20,659	Maruti Suzuki India, Ltd.	584,701
66,094	Tata Motors, Ltd.	1,850,173

		2,434,874

Banks (0.4%)
221,163	Karnataka Bank, Ltd.	532,884
7,378	Spar Nord Bank A/S*	68,013
19,324	Sydbank A/S	487,765

		1,088,662

Banks & Thrifts (0.7%)
45,582	Axis Bank, Ltd.	1,434,921
5,490	Gronlandsbanken	464,352

		1,899,273

Annual Report | March 31, 2011	7

Portfolio of Investments	First Opportunity Fund, Inc.
March 31, 2011

Shares	Description	Value (Note 1 & 2)
Diversified Financial Services (2.7%)
14,934	Financial Technologies India, Ltd.	$289,270
932,280	Magma Fincorp, Ltd.	1,261,646
693,370	Manappuram General Finance & Leasing, Ltd.	2,064,795
200,259	Shriram Transport Finance Co., Ltd.	3,574,530

		7,190,241

Electric (0.3%)
53,608	Reliance Infrastructure, Ltd.	829,394

Insurance (0.7%)
11,200	Majestic Capital, Ltd.*	5,836
6,700	Muenchener Rueckversicherungs AG	1,057,765
70,457	Phoenix Group Holdings	755,026
36,500	RAM Holdings, Ltd.*	56,575

		1,875,202

Leisure Time (0.4%)
33,428	Bajaj Auto, Ltd.	1,096,839

National Stock Exchange (0.6%)
17,776	NSE India, Ltd.*(b)(c)(d)	1,606,281

Oil & Gas (1.1%)
80,000	Pengrowth Energy Corp.	1,106,400
18,000	Total SA, Sponsored ADR	1,097,460
8,000	Transocean, Ltd.*	623,600

		2,827,460

Pharmaceuticals (1.1%)
24,000	Sanofi-Aventis SA	1,682,776
30,000	Sanofi-Aventis SA, ADR	1,056,600

		2,739,376

Real Estate (0.6%)
98,000	Cheung Kong Holdings, Ltd.	1,597,521

Software (0.2%)
43,173	Educomp Solutions, Ltd.	406,027

TOTAL FOREIGN COMMON STOCKS
(Cost $25,273,552)		25,591,150

LIMITED PARTNERSHIPS (51.5%)
1	Bay Pond Partners, LP*(b)(c)(d)	45,715,472
1	Iguazu Partners, LP*(b)(c)(d)	4,545,770
1	J. Caird Partners, LP*(b)(c)(d)	20,466,732
1	North River Partners, LP*(b)(c)(d)	15,955,860

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First Opportunity Fund, Inc.	Portfolio of Investments
March 31, 2011

Shares	Description	Value (Note 1 & 2)
1	Wolf Creek Partners, LP*(b)(c)(d)	$49,381,211

		136,065,045

TOTAL LIMITED PARTNERSHIPS
(Cost $118,499,957)		136,065,045

DOMESTIC PREFERRED STOCKS (0.7%)
1,600	Maiden Holdings, Ltd., Series C, 14.00%*(b)(d)(e)	1,803,779

TOTAL DOMESTIC PREFERRED STOCKS
(Cost $1,600,000)		1,803,779

DOMESTIC WARRANTS (0.3%)
195,000	Dime Bancorp, Inc., Litigation Tracking Warrant, strike price $0.00, Expires 12/26/50*	171,600
262,296	Flagstar Bancorp, Warrant, strike price $1.00, Expires 1/30/19*(d)	295,863
6,560	Forethought Financial Group, Inc., Warrant, strike price $220.00, Expires 7/13/11*(b)(c)(d)	216,742

		684,205

TOTAL DOMESTIC WARRANTS
(Cost $–)		684,205

DOMESTIC CORPORATE BONDS & NOTES (0.4%)
Banks (0.4%)
$1,010,000	Susquehanna Capital II, 11.00%, due 3/23/40	1,085,750

TOTAL DOMESTIC CORPORATE BONDS & NOTES
(Cost $1,010,000)		1,085,750

TOTAL LONG TERM INVESTMENTS
(Cost $274,379,812)		259,089,334

SHORT TERM INVESTMENTS (3.0%)
Money Market Funds (3.0%)
2,490,320	Dreyfus Treasury Cash Management Money Market Fund, Institutional Class (7 day Yield 0.010%)	2,490,320
5,500,000	JPMorgan Prime Money Market Fund (7 day Yield 0.126%)	5,500,000

TOTAL SHORT TERM INVESTMENTS
(Cost $7,990,320)		7,990,320

Annual Report | March 31, 2011	9

Portfolio of Investments	First Opportunity Fund, Inc.
March 31, 2011

TOTAL INVESTMENTS (101.2%)
(Cost $282,370,132)	$267,079,654
TOTAL LIABILITIES LESS OTHER ASSETS (-1.2%)	(3,062,519)

TOTAL NET ASSETS (100.0%)	$264,017,135

*	Non-income producing security.
(a)	Affiliated Company. See Notes to Financial Statements.
(b)	Indicates a security which is considered restricted. Also see Note 10.
(c)

Private Placement: these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of March 31, 2011, these securities had a total value of $171,584,876 or 64.99% of total net assets.

(d)	Fair valued security under procedures established by the Fund's Board of Directors. Total value of fair valued securities as of March 31, 2011 was $172,988,016 or 65.52% of total net assets.
(e)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2011 these securities had a total value of $3,385,633 or 1.28% of total net assets.

Common Abbreviations:

ADR - American Depositary Receipt

A/S - Aktieselskab is a Danish term for joint stock company

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

N.A. - National Association

REIT - Real Estate Investment Trust

S.A. - Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.

Regional Breakdown as a % of Net Assets

U.S.	91.5%
India	5.9%
France	1.5%
Hong Kong	0.6%
Canada	0.4%
Denmark	0.4%
Germany	0.4%
Cayman Islands	0.3%
Switzerland	0.2%
Bermuda	0.0*%
Total liabilities less other assets	-1.2%
*	Less than 0.05% of total net assets.

See Accompanying Notes to Financial Statements.

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First Opportunity Fund, Inc.	Statement of Assets and Liabilities
March 31, 2011

ASSETS
Investments:
Investments, at value of Unaffiliated Securities (Cost $278,288,899) (Note 1 and 2)	$262,457,110
Investments, at value of Affiliated Securities (Cost $4,081,233) (Note 2 and 9)	4,622,544
Total Investments, at value	267,079,654
Appreciated credit default swap contracts, at value	368,314
Dividends and interest receivable	111,833
Dividends reclaim receivable	52,429
Foreign currency, at value (Cost $13,812)	14,866
Prepaid expenses and other assets	35,458
Total Assets	267,662,554

LIABILITIES
Payable for investment securities purchased	2,976,505
Payable to broker for credit default swaps	260,000
Investment advisory fees payable (Note 3)	163,171
Depreciated credit default swap contracts, at value (net upfront payments received of $44,880)	104,180
Administration and co-administration fees payable (Note 3)	53,029
Legal and audit fees payable	49,213
Accrued expenses and other payables	39,321
Total Liabilities	3,645,419
Net Assets	$264,017,135

NET ASSETS CONSIST OF:
Par value of common stock (Note 5)	$28,739
Paid-in capital in excess of par value of common stock	339,792,807
Overdistributed net investment income	(216,276)
Accumulated net realized loss on investments sold	(60,531,041)
Net unrealized depreciation on investments, swaps and foreign currency translation	(15,057,094)
Net Assets	$264,017,135

Net Asset Value, $264,017,135/28,739,389 Shares Outstanding	$9.19

See Accompanying Notes to Financial Statements.

Annual Report | March 31, 2011	11

Statement of Operations	First Opportunity Fund, Inc.
For the Year Ended March 31, 2011

INVESTMENT INCOME
Dividends from Unaffiliated Securities (net of foreign withholding taxes $20,454)	$2,238,061
Dividends from Affiliated Securities	178,104
Interest	116,729
Total Investment Income	2,532,894

EXPENSES
Investment advisory fee (Note 3)	1,989,412
Administration and co-administration fees (Note 3)	567,902
Legal and audit fees	102,833
Custody fees	77,771
Directors' fees and expenses (Note 3)	77,182
Printing fees	59,175
Insurance expense	51,185
Transfer agency fees	25,224
Other	49,704
Total Expenses	3,000,388
Net Investment Loss	(467,494)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on:
Unaffiliated securities	3,082,861
Affiliated securities	(11,386)
Credit default swap contracts	(923,493)
Foreign currency related transactions	(1,180,770)
967,212
Net change in unrealized appreciation of:
Investment securities	28,176,941
Credit default swap contracts	759,190
Translation of assets and liabilities denominated in foreign currencies	9,448
28,945,579
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	29,912,791
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,445,297

See Accompanying Notes to Financial Statements.

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First Opportunity Fund, Inc.	Statements of Changes in Net Assets

	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010

OPERATIONS
Net investment loss	$(467,494)	$(557,438)
Net realized gain/(loss) on investments sold	967,212	(1,448,385)
Net change in unrealized appreciation on investments, credit default swap contracts and foreign currency translation	28,945,579	74,148,913
Net Increase in Net Assets Resulting from Operations	29,445,297	72,143,090

DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	–	(862,182)
Net Decrease in Net Assets from Distributions	–	(862,182)
Net Increase in Net Assets	29,445,297	71,280,908

NET ASSETS:
Beginning of period	234,571,838	163,290,930
End of period (including (overdistributed)/undistributed net investment income of $(216,276) and $240,894, respectively)	$264,017,135	$234,571,838

See Accompanying Notes to Financial Statements.

Annual Report | March 31, 2011	13

Statement of Cash Flows	First Opportunity Fund, Inc.
For the Year Ended March 31, 2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$29,445,297
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investment securities	(226,489,374)
Proceeds from disposition of investment securities	228,551,921
Proceeds from litigation settlements	80,547
Net purchases of short-term investment securities	(1,088,625)
Premium amortization	(1,695)
Decrease in deposits with broker as collateral for swap contracts	460,000
Decrease in dividends and interest receivable	100,179
Decrease in upfront payments on swap contracts	130,637
Decrease in prepaid expenses and other assets	34,964
Increase in payable to broker for credit default swaps	260,000
Decrease in accounts payable and accrued expenses	(453,152)
Net change in unrealized appreciation on investments	(28,176,941)
Net change in unrealized appreciation on swap contracts	(759,190)
Net realized gain from unaffiliated securities	(3,082,861)
Net realized loss from affiliated securities	11,386
Net realized loss on foreign currency transactions	1,180,770
NET CASH USED IN OPERATING ACTIVITIES	203,863

NET INCREASE IN CASH AND FOREIGN CURRENCY	203,863

CASH AND FOREIGN CURRENCY, BEGINNING OF PERIOD	$(188,997)
CASH AND FOREIGN CURRENCY, END OF PERIOD	$14,866

See Accompanying Notes to Financial Statements.

14	www.firstopportunityfund.com

Page Intentionally Left Blank

Financial Highlights

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value, beginning of period
INCOME/LOSS FROM INVESTMENT OPERATIONS:
Net investment income/(loss)
Net realized and unrealized gain/(loss) on investments

Total from Investment Operations

DISTRIBUTIONS:
Distributions paid from net investment income
Distributions paid from net realized capital gains

Total Distributions

Accretive/Dilutive Impact of Capital Share Transactions

Net asset value, end of period

Market price per share, end of period

Total Investment Return Based on Market Price(a)

RATIOS AND SUPPLEMENTAL DATA:
Ratio of operating expenses to average net assets
Ratio of net investment income/(loss) to average net assets
Portfolio turnover rate
Net assets, end of period (in 000's)
Number of shares outstanding, end of period (in 000's)

(a)

Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed for purposes of calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. The calculation does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(b)	Based on average shares outstanding.

See Accompanying Notes to Financial Statements.

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First Opportunity Fund, Inc.

For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008	For the Year Ended March 31, 2007

$8.16	$5.68	$10.18	$15.15	$15.67

(0.02)(b)	0.01	0.17	0.18	0.08
1.05	2.50	(4.57)	(3.33)	1.03

1.03	2.51	(4.40)	(3.15)	1.11

–	(0.03)	(0.12)	(0.18)	(0.20)
–	–	(0.01)	(1.64)	(1.43)

–	(0.03)	(0.13)	(1.82)	(1.63)

–	–	0.03	–	–

$9.19	$8.16	$5.68	$10.18	$15.15

$7.25	$7.04	$4.32	$9.04	$14.25

2.98%	63.76%	(51.03)%	(25.85)%	(4.28)%

1.24%	1.64%	1.84%	1.57%	1.28%
(0.19)%	(0.27)%	2.57%	1.34%	0.50%
97%	169%	64%	76%	55%
$264,017	$234,572	$163,291	$297,133	$442,363
28,739	28,739	28,739	29,201	29,201

Annual Report | March 31, 2011	17

Notes to Financial Statements	First Opportunity Fund, Inc.
March 31, 2011

NOTE 1. FUND ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

First Opportunity Fund, Inc. (the “Fund”) was incorporated in Maryland on March 3, 1986, as a closed-end, management investment company. As of October 14, 2008, the Fund changed its name from First Financial Fund, Inc. to First Opportunity Fund, Inc. As of July 28, 2008, the Fund is non-diversified and its primary investment objective is total return.

At a stockholder meeting held on May 3, 2010, stockholders approved new investment co-advisory agreements with Rocky Mountain Advisers, LLC (“RMA”) and Stewart Investment Advisers (“SIA” and together with RMA, the “Advisers”) (the “Advisory Agreements”), as well as a new sub-advisory agreement with Wellington Management Company, LLP (“Wellington”) (the “Sub-Advisory Agreement”). Under the new structure, which became effective June 1, 2010, with respect to the portion of the portfolio managed by RMA and SIA, the Advisers made a substantial investment in two private investment funds managed by an affiliate of Wellington by transferring in-kind selected equity securities valued at $77,773,022. Since then, the Advisers have made investments in other private investment funds also managed by an affiliate of Wellington. Separately, Wellington acts as sub-adviser with respect to a discrete portion of the portfolio containing positions with respect to which Wellington has long-term familiarity in its role as the Fund’s prior adviser. The term of Wellington’s role as sub-adviser will not last more than 2 years and will be limited to managing and, if appropriate, opportunistically liquidating a portion of the Fund’s legacy holdings.

On May 3, 2010, stockholders also approved eliminating the Fund’s fundamental concentration policy which previously required that the Fund invest at least 65% of its assets in financial services companies.

The New York Stock Exchange (the “NYSE”) suspended trading of the Fund’s shares prior to the market opening on May 12, 2010, because of the restructuring proposals approved by a majority of the Fund’s stockholders. The NYSE does not have a listing standard expressly prohibiting or otherwise regulating the Fund’s ability to invest in private investment funds nor does federal securities law prohibit it. The NYSE indicated that it would exercise its discretionary authority under the NYSE rules and initiate its de-listing process based on it being in the “public interest.” At the opening of the market on May 12, 2010, the Fund’s shares stopped trading on the NYSE, but continued to trade in the over-the-counter market. The Fund notified stockholders on May 11, 2010, of its new trading symbol: FOFI. Stockholders should be able to continue to trade their Fund shares through their existing brokerage relationships, although under the new symbol.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The most critical estimates reflected in the financial statements relate to securities whose fair values have been estimated by management in the absence of readily determinable fair values. Actual results could differ from those estimates.

NOTE 2. SECURITIES VALUATION

Securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on quoted prices from the applicable exchange. To the extent valuation adjustments are not applied to these securities, they are

18	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Notes to Financial Statements
March 31, 2011

categorized as Level 1. If such securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by principal market makers. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Where market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the adviser or sub-adviser, does not represent fair value (“Fair Value Securities”), securities are valued at fair value by a Pricing Committee appointed by the Board of Directors, in consultation with the adviser or sub-adviser. The Fund uses various valuation techniques that utilize both observable and unobservable inputs including multi-dimensional relational pricing model, option adjusted spread pricing, book value, last available trade, discounted future cash flow models, cost, and comparable company approach. To the extent these inputs are observable and timely, the values of these securities are categorized as Level 2; otherwise, the values are categorized as Level 3. In such circumstances, the adviser or sub-adviser makes an initial written recommendation to the Pricing Committee regarding valuation methodology for each Fair Value Security. Thereafter, the adviser or sub-adviser conducts periodic reviews of each Fair Value Security to consider whether the respective methodology and its application is appropriate and recommends methodology changes when appropriate. The Pricing Committee reviews and makes a determination regarding each initial methodology recommendation and any subsequent methodology changes. All methodology recommendations and any changes are reviewed by the entire Board of Directors on a quarterly basis.

The Fund’s investments in unregistered pooled investment vehicles (hedge funds) are valued at the most recent value periodically determined by the respective hedge fund managers according to such manager’s policies and procedures (adjusted for estimated expenses and fees accrued to the Fund since the last valuation date); provided, however, that the Pricing Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If a hedge fund does not report a value to the Fund on a timely basis, the fair value of such hedge fund shall be based on the most recent value reported by the hedge fund, as well as any other relevant information available at the time the Fund values its portfolio. As a practical matter, hedge fund valuations generally can be obtained from hedge fund managers on a weekly basis, as of close of business Thursday, but the frequency and timing of receiving valuations for hedge fund investments is subject to change at any time, without notice to investors, at the discretion of the hedge fund manager or the Fund.

The financial statements include investments valued at $172,988,016 (65.52% of total net assets) as of March 31, 2011 whose fair values have been estimated by management in the absence of readily determinable fair values. Due to the inherent uncertainty of the valuation of these investments, these values may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

Corporate Bonds, other than short-term securities, are valued at the price provided by an independent pricing service. The prices provided by the independent service are based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology

Annual Report | March 31, 2011	19

Notes to Financial Statements	First Opportunity Fund, Inc.
March 31, 2011

commonly employed in the market for such investments. To the extent that these inputs are observable and timely, the values of corporate bonds are categorized as Level 2; otherwise, the values are categorized as Level 3.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next days opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1	–	Unadjusted quoted prices in active markets for identical investments
Level 2	–	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3	–	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of March 31, 2011 in valuing the Fund’s investments carried at value:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Domestic Common Stocks	$53,503,909	$7,430,240	$32,925,256	$93,859,405
Banks & Thrifts	14,828,561	3,130,691	21,491,244	39,450,496
Diversified Financial Services	2,456,442	427,554	2,381,546	5,265,542
Electric	3,041,556	–	–	3,041,556
Healthcare Products	5,439,150	–	–	5,439,150
Insurance	1,319,593	–	5,036,781	6,356,374
Mortgages & REITS	–	–	2,187,255	2,187,255
Pharmaceuticals	674,956	–	–	674,956
Pipelines	507,248	–	–	507,248
Registered Investment Companies (RICs)	1,501,358	–	–	1,501,358

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First Opportunity Fund, Inc.	Notes to Financial Statements
March 31, 2011

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Retail	$1,323,300	$–	$–	$1,323,300
Savings & Loans	20,072,627	3,871,995	1,828,430	25,773,052
Tobacco Products	1,815,190	–	–	1,815,190
Trucking & Leasing	523,928	–	–	523,928

Foreign Common Stocks	23,984,869	–	1,606,281	25,591,150
Auto Manufacturers	2,434,874	–	–	2,434,874
Banks	1,088,662	–	–	1,088,662
Banks & Thrifts	1,899,273	–	–	1,899,273
Diversified Financial Services	7,190,241	–	–	7,190,241
Electric	829,394	–	–	829,394
Insurance	1,875,202	–	–	1,875,202
Leisure Time	1,096,839	–	–	1,096,839
National Stock Exchange	–	–	1,606,281	1,606,281
Oil & Gas	2,827,460	–	–	2,827,460
Pharmaceuticals	2,739,376	–	–	2,739,376
Real Estate	1,597,521	–	–	1,597,521
Software	406,027	–	–	406,027

Limited Partnerships	–	–	136,065,045	136,065,045
Domestic Preferred Stocks	–	–	1,803,779	1,803,779
Domestic Warrants	171,600	–	512,605	684,205
Domestic Corporate Bonds & Notes	–	1,085,750	–	1,085,750
Short Term Investments	7,990,320	–	–	7,990,320
TOTAL	$85,650,698	$8,515,990	$172,912,966	$267,079,654

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Credit Default Swaps	–	$219,254	–	$219,254
TOTAL	–	$219,254	–	$219,254

Annual Report | March 31, 2011	21

Notes to Financial Statements	First Opportunity Fund, Inc.
March 31, 2011

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of March 31, 2010	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfers in and/or out of Level 3	Balance as of March 31, 2011	Net change in unrealized appreciation included in the statement of operations attributable to Level 3 investments still held at March 31, 2011

Domestic Common Stocks	$16,978,622	$70,837	$205,293	$1,319,048	$14,351,456	$32,925,256	$6,742,357

Foreign Common Stocks	–	–	89,012	1,517,269	–	1,606,281	89,012

Limited Partnerships	–	–	17,565,045	118,500,000	–	136,065,045	17,565,045

Domestic Preferred Stocks	2,737,160	–	(133,381)	(800,000)	–	1,803,779	67,779

Domestic Warrants	–	–	216,742	–	$295,863	512,605	342,657

TOTAL	$19,715,782	$70,837	$17,942,711	$120,536,317	$14,647,319	$172,912,966	$24,806,850

Net change in unrealized appreciation/depreciation on Level 3 securities are included the Statement of Assets and Liabilities under Net change in unrealized appreciation on investment securities.

In January 2010, the Financial Accounting Standards Board (FASB) issued Auditing Standards Update (ASU) No. 2010-06, Improving Disclosures About Fair Value Measurements. ASU No. 2010-06 amended FASB Accounting Standards Codification (ASC) 820-10, Fair Value Measurements and Disclosures (“FASB ASC 820”) to require new disclosures with regards to significant transfers into and out of Levels 1 and 2. ASU No. 2010-06 also clarifies existing fair value disclosures about the appropriate level of disaggregation and about inputs and valuation techniques for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The new disclosures and clarifications of existing disclosures were effective for interim and annual reporting periods beginning after December 15, 2009. The adoption on January 1, 2010, of the additional disclosure requirements of ASU No. 2010-06 did not materially impact the Fund’s financial statement disclosures.

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First Opportunity Fund, Inc.	Notes to Financial Statements
March 31, 2011

In addition, ASU No. 2010-06 requires separate disclosures about purchases, sales, issuances, and other settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The adoption of the additional Level 3 rollforward disclosure requirements is not expected to materially impact the Fund’s financial statement disclosures.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Interest income including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis, using the interest method.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received. The Fund records net realized gain or loss on investment securities and foreign currency transactions separately.

The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in gains and losses as stated in the Statement of Operations under Foreign currency related transactions. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Fund’s Statement of Assets and Liabilities as a receivable or a payable and in the Fund’s Statement of Operations with the change in unrealized appreciation or depreciation.

Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the adviser may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Annual Report | March 31, 2011	23

Notes to Financial Statements	First Opportunity Fund, Inc.
March 31, 2011

Credit Default Swaps: The Fund may enter into credit default swap contracts for hedging purposes, to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, may be susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty. Credit default swaps are marked to market periodically using quotations from pricing services. Unrealized gains, including the accrual of interest are recorded as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the credit default swap, including the accrual of interest to be paid or received is reported as a change in unrealized appreciation/depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreement.

Counterparty Risk: Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, swaps or other transactions supported by another party’s credit will affect the value of those instruments. By using derivatives, swaps or other transactions, the Fund assumes the risk that its counterparties could experience such changes in credit quality.

Credit default swap contracts to buy protection, entered into by the Fund as of March 31, 2011, were as follows:

Swap Counterparty	Referenced Obligation	Notional Amount		Rates Paid by Fund	Termination Date	Upfront Payment Received/ (Paid)	Unrealized Appreciation/ (Depreciation)
Credit Suisse
First Boston Intl	Bank of India London	500,000	USD	1.00%	6/20/15	$10,214	$(2,219)
Morgan Stanley	Barclays Bank	2,250,000	EUR	1.42%	9/20/13	–	(56,603)
Credit Suisse
First Boston Intl	Capital One Bank	500,000	USD	1.00%	12/20/14	(5,213)	(4,428)
Morgan Stanley	Credit Agricole	2,250,000	EUR	1.09%	9/20/13	–	(19,865)

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First Opportunity Fund, Inc.	Notes to Financial Statements
March 31, 2011

Swap Counterparty	Referenced Obligation	Notional Amount		Rates Paid by Fund	Termination Date	Upfront Payment Received/ (Paid)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	Federal Republic of Germany	12,500,000	USD	0.12%	9/20/18	–	365,993
Goldman Sachs	Deutsche Bank	1,700,000	EUR	0.88%	9/20/13	–	(23,030)
Goldman Sachs	Export- Import Bank of India	500,000	USD	1.00%	6/20/15	8,742	(507)
Morgan Stanley	Federative Republic Brazil	750,000	USD	1.00%	3/20/15	16,667	(18,668)
Morgan Stanley	IDBI Bank Limited	500,000	USD	1.00%	6/20/15	7,235	1,576
Morgan Stanley	Republic of Korea	1,500,000	USD	1.22%	9/20/13	–	(23,740)
Morgan Stanley	State Bank of India	500,000	USD	1.00%	6/20/15	7,235	745
TOTAL						$44,880	$219,254

Derivative Instruments and Hedging Activities: The Fund may enter into credit default swap contracts for hedging purposes, to gain market exposure or to add leverage to its portfolio. The Fund also held warrants as of year-end, which are considered derivative securities for purposes of this disclosure. The following discloses the amounts related to the Fund’s use of derivative instruments and hedging activities.

The effect of derivative instruments on the Statement of Assets and Liabilities as of March 31, 2011:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity Contracts	Investments, at value of Unaffiliated Securities	$684,205	N/A	$ –

Credit Contracts	Appreciated credit default swap contracts, at value	$368,314	Depreciated credit default swap contracts, at value (net upfront payments received $44,880)	$104,180
Total		$1,052,519		$104,180

Annual Report | March 31, 2011	25

Notes to Financial Statements	First Opportunity Fund, Inc.
March 31, 2011

The effect of derivatives instruments on the Statement of Operations for the year ended March 31, 2011:

Risk Exposure	Location of Gain/(Loss) On Derivatives Recognized in Income	Realized Loss On Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized in Income
Equity Contracts	Net realized gain (loss) on: Unaffiliated securities/Net change in unrealized appreciation/(depreciation) of: Investment securities	$ –	$484,003

Credit Contracts	Net realized gain (loss) on: Credit default swap contracts/Net change in unrealized appreciation/(depreciation) of: credit default swap contracts	$(923,493)	$759,190
Total		$(923,493)	$1,243,193

During the year ended March 31, 2011, the average notional amounts of credit default swap contracts entered into by the Fund, were $52,958,333 for those contracts measured in U.S. Dollars, and €17,737,500 for those measured in Euros.

Concentration Risk: The Fund has highly concentrated positions in certain hedge funds and may take concentrated positions in other securities. Concentrating investments in a fewer number of securities (including investments in hedge funds) may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities. For example, the value of the Fund’s net assets will fluctuate significantly based on the fluctuation in the value of the hedge funds in which it invests. In addition, investments in hedge funds can be highly volatile and may subject investors to heightened risk and higher operating expenses than another closed-end fund with a different investment focus.

Federal Income Taxes: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of subchapter M of the Internal Revenue Code by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including temporary differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of stockholders. The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) the sum of 98% of its net investment income and for that year and 98.2% of its capital gains (both long-term and short-term) for the one year period ended October 31 and (2) certain undistributed amounts from previous years.

26	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Notes to Financial Statements
March 31, 2011

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Management has concluded that the Fund has taken no uncertain tax positions that require recognition. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statute of limitations on the Fund’s federal tax filings remains open for the fiscal years ended March 31, 2008 through March 31, 2011. The statute of limitations on the Fund’s state tax filings remains open for the fiscal years ended March 31, 2007 through March 31, 2011.

NOTE 3. AGREEMENTS

RMA and SIA serve as co-advisers to the Fund, and make investment decisions on behalf of the Fund. Wellington has entered into an agreement with the Fund, RMA and SIA to serve as sub-adviser to the Fund.

According to the Advisory Agreements, RMA and SIA are paid an advisory fee, payable monthly, at an annual rate equal to 1.25% of the Fund’s average monthly total net assets plus leverage, if any (“Managed Assets”) (the “Advisory Fee”). However, RMA and SIA have agreed to waive their fees in an amount equal to 1.00% of the Fund’s assets invested in Wellington-affiliated private investment funds to offset any asset based fees (but not any performance-based fees) paid to Wellington with respect to the hedge fund investments. Additionally, RMA and SIA agreed to a waiver of advisory fees such that, in the future, the advisory fees would be calculated at the annual rate of 1.25% on Managed Assets up to $400 million, 1.10% on Managed Assets between $400-$600 million; and 1.00% on Managed Assets exceeding $600 million. The fee waiver agreement has a one-year term and is renewable annually.

RMA is owned by the Susan L. Ciciora trust (the “SLC Trust”), which is also a member of Evergreen Atlantic LLC, a Colorado limited liability company (“EALLC”), and is a stockholder of the Fund. SIA is owned by the Stewart West Indies Trust, which is also a member of EALLC. RMA and SIA are considered “affiliated persons” of the Fund and FAS, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

According to the Sub-Advisory Agreement, Wellington earns a sub-advisory fee, payable monthly by RMA and SIA, at an annual rate equal to 1.125% of the Fund’s month-end value of Designated Securities (definition follows). Designated Securities are those securities held by the Fund on May 28, 2010, which were not identified to be contributed to the Wellington-affiliated private investment funds (disclosed as Limited Partnerships on the Portfolio of Investments) as of June 1, 2010 (date of adviser restructuring).

Prior to the adviser restructuring on June 1, 2010, Wellington served as the Fund’s investment adviser, and was paid a quarterly fee at the at the following annualized rates: 1.125% of the Fund’s average month-end Net Assets up to and including $150 million; 1.000% on Net Assets on the next $150 million; and 0.875% on Net Assets in excess of $300 million.

Annual Report | March 31, 2011	27

Notes to Financial Statements	First Opportunity Fund, Inc.
March 31, 2011

Effective April 1, 2011, Wellington has agreed to voluntarily waive its sub-advisory fees in excess of 0.625%, per annum, based on the value of the Fund’s Designated Securities. Under the terms of the Wellington fee waiver agreement, it is a condition to the waiver that the Advisers and the Fund expressly acknowledge that Wellington may unilaterally terminate the agreement if the Advisers do not pass through the economic benefit of this waiver to the Fund. Accordingly, the Advisers have voluntarily agreed to waive any additional fees relating to the Designated Securities to which the Advisers would otherwise be entitled by virtue of Wellington’s waiver.

Fund Administrative Services, LLC (“FAS”), serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the Managed Assets up to $100 million and 0.15% of the Fund’s Managed Assets over $100 million. Prior to February 1, 2010, the Fund paid FAS a monthly fee of 0.20% of the value of the Fund’s Managed Assets up to $250 million; 0.18% of the Fund’s Managed Assets on the next $150 million; and 0.15% of the value of the Fund’s Managed Assets over $400 million. The equity owners of FAS are EALLC and the Lola Brown Trust No. 1B (the “Lola Trust”). The Lola Trust is a stockholder of the Fund, and the Lola Trust and EALLC are considered to be “affiliated persons” of the Fund and the Advisers, as that term is defined in the 1940 Act.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Fees paid to ALPS are calculated based on combined assets of the Fund and the following affiliates of the Fund: Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc., and The Denali Fund Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined average assets of the Fund Group: an annual minimum of $460,000, or an annualized fee of 0.045% on assets up to $1 billion, an annualized fee of 0.03% on assets between $1 and $3 billion, and an annualized fee of 0.02% on assets above $3 billion.

The Fund pays each Director who is not a director, officer, employee, or affiliate of the investment adviser or FAS a fee of $8,000 per annum, plus $4,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian and as compensation for BNY Mellon’s services the Fund pays BNY Mellon a monthly fee plus certain out-of-pocket expenses.

Computershare Trust Company, N.A. (“Computershare”), serves as the Fund’s Transfer Agent, dividend-paying agent, and registrar, and as compensation for Computershare’s services as such, the Fund pays Computershare a monthly fee plus certain out-of-pocket expenses.

NOTE 4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sale of securities for the year ended March 31, 2011, excluding short-term investments, aggregated $225,827,504 and $227,876,031, respectively.

28	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Notes to Financial Statements
March 31, 2011

As described in Note 1, on June 1, 2010, securities were transferred in-kind from the Fund to two limited partnerships managed by an affiliate of Wellington. The portion of the cost of purchases and proceeds from sales of securities associated with these transactions was $77,773,022.

On March 31, 2011, based on cost of $290,640,874 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $31,493,657 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $55,054,878.

NOTE 5. CAPITAL

As of March 31, 2011, 50,000,000 shares of $0.001 par value Common Stock were authorized and 28,739,389 shares were issued and outstanding.

Transactions in Common Stock were as follows:

	Year Ended March 31, 2011	Year Ended March 31, 2010
Common Stock outstanding - beginning of period	28,739,389	28,739,389
Common Stock outstanding - end of period	28,739,389	28,739,389

NOTE 6. SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine. For the years ended March 31, 2010 and 2011, the Fund did not repurchase any of its own shares.

NOTE 7. SIGNIFICANT STOCKHOLDERS

As of March 31, 2011, the Lola Trust and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 10,472,638 shares of Common Stock of the Fund, representing 36.44% of the total Fund shares outstanding.

NOTE 8. DISTRIBUTIONS AND TAX INFORMATION

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. The character of distributions paid on a tax basis during the year ending March 31, 2011 is as follows:

	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010
Distributions paid from:
Ordinary Income	–	$862,182
Long-term capital gain	–	–
	–	$862,182

Annual Report | March 31, 2011	29

Notes to Financial Statements	First Opportunity Fund, Inc.
March 31, 2011

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$(52,260,299)
Accumulated Long-term Capital Loss	(23,327,836)
Unrealized Appreciation / (Depreciation)	(216,276)
$(75,804,411)

As of March 31, 2011, the Fund had unused capital loss carryovers of $16,642,136 expiring March 31, 2017 and $35,618,163 expiring March 31, 2018.

The Fund has post October capital losses of $0 and post October currency losses of $21,541 which it has elected to defer until the next fiscal year.

Investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income and or realized gains may differ from their ultimate characterization for federal income tax purposes. The Fund has decreased over distributed net investment income by $10,324, decreased accumulated capital loss by $2,531,260 and decreased paid-in-capital by $2,541,584 at March 31, 2011. Included in the amounts reclassified was a net operating loss of $2,706,856. The reclassifications had no impact on net asset value.

NOTE 9. TRANSACTIONS WITH AFFILIATED COMPANIES

Transactions during the period with companies in which the Fund owned at least 5% of the voting securities were as follows:

Name of Affiliate	Beginning Share Balance as of 4/1/10	Purchases	Sales	Ending Share Balance as of 3/31/11	Dividend Income	Realized Gains (Losses)	Market Value
Broadway Financial Corp.	129,280	–	(32,300)	96,980	$1,293	$(11,386)	$228,873
CCF Holding Co.	340,815	–	–	340,815	–	–	85,204
Perpetual Federal Savings Bank	165,930	–	–	165,930	101,217	–	2,240,055
Redwood Financial, Inc.	40,650	–	–	40,650	–	–	477,637
River Valley Bancorp	89,993	–	–	89,993	75,594	–	1,286,900
Third Century Bancorp	110,500	–	–	110,500	–	–	$303,875
TOTAL					$178,104	$(11,386)	$4,622,544

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First Opportunity Fund, Inc.	Notes to Financial Statements
March 31, 2011

NOTE 10. RESTRICTED SECURITIES

As of March 31, 2011, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Directors as reflecting fair value.

Restricted securities as of March 31, 2011 were as follows:

Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Affinity Financial Corp.	3/24/05	$1,000,000	$–	0.0%
Bay Pond Partners, LP	6/1/10	39,500,000	45,715,472	17.3%
Central Valley Community Bancorp	12/22/09	155,400	182,040	0.1%
Citizens South Banking Corp.	3/11/10	361,997	375,874	0.1%
CMET Finance Holding	12/8/03	2,500,000	512,250	0.2%
Community Bank	2/12/08	912,100	4,409,400	1.7%
Embarcadero Bank	7/7/06	550,000	517,000	0.2%
FC Holdings, Inc.	1/5/06	972,000	10,692	0.0%
First American International	11/29/05	1,052,050	538,332	0.2%
First Republic Bank	10/21/09- 6/7/10	7,889,995	14,424,374	5.5%
First State Bank	11/21/07	190,350	7,050	0.0%
Florida Capital Group	8/23/06	2,203,175	96,631	0.0%
Forethought Financial Group, Inc. - Class A	11/13/09	4,066,780	5,036,781	1.9%
Forethought Financial Group, Inc., Warrant, strike price $220.00, Expires 7/13/11	11/13/09- 12/31/09	0	216,742	0.1%
Hampshire First Bank	10/31/06	2,280,000	1,892,400	0.7%
Heritage Oaks Bancorp	6/28/06- 3/10/10	840,735	697,714	0.3%
Highland Financial Partners, LP	10/18/06	4,558,950	–	0.0%
Iguazu Partners, LP	11/4/10	4,500,000	4,545,770	1.7%

Annual Report | March 31, 2011	31

Notes to Financial Statements	First Opportunity Fund, Inc.
March 31, 2011

Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Independence Financial Group, Inc.	9/13/04	$480,000	$381,000	0.1%

J. Caird Partners, LP	7/1/10	18,000,000	20,466,732	7.7%

Maiden Holdings, Ltd., Series C	1/15/09	1,600,000	1,803,779	0.7%

MidCountry Financial Corp.	10/22/04	4,654,500	1,427,380	0.5%

Muni Funding Co. of America, LLC	6/4/07- 7/10/09	2,058,848	1,069,604	0.4%

National Bancshares, Inc.	6/6/06	2,128,160	190,176	0.1%

North River Partners, LP	8/2/10	17,000,000	15,955,860	6.0%

NSE India, Ltd.	4/30/10	1,517,269	1,606,281	0.6%

Ocwen Structured Investments, LLC	3/20/07 - 8/27/07	1,494,245	418,692	0.2%

Privee, LLC	11/17/04	2,362,500	–	0.0%

Square 1 Financial, Inc.	5/3/05	3,029,000	1,608,399	0.6%

Verde Realty	2/16/07	2,900,700	1,482,873	0.6%

Wolf Creek Partners, LP	6/1/10	39,500,000	49,381,211	18.7%

		$170,258,754	$174,970,509	66.2%

NOTE 11. INVESTMENTS IN LIMITED PARTNERSHIPS

As of March 31, 2011, the Fund held investments in limited partnerships. The Fund’s investments in the limited partnerships are reported on the Portfolio of Investments under the section titled Limited Partnerships.

Since the investments in limited partnerships are not publicly traded, the Fund’s ability to make withdrawals from its investments in the limited partnerships is subject to certain restrictions which vary for each respective limited partnership. These restrictions include notice requirements for withdrawals and additional restrictions or charges for withdrawals within a certain time period following initial investment. In addition, there could be circumstances in which such restrictions can include the suspension or delay in withdrawals from the respective limited partnership, or limited withdrawals allowable only during specified times during the year. In certain circumstances a limited partner may not make withdrawals that occur less than one year following the date of admission to the partnership. As of March 31, 2011, withdrawal restrictions applied to certain of the Fund’s investments in limited partnerships as the Fund was admitted as a partner less than one year ago in certain investments. The following table summarizes the Fund’s investments in limited partnerships as of March 31, 2011.

32	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Notes to Financial Statements
March 31, 2011

Description	% of Net Assets as of 3/31/11	Value as of 3/31/11	Net Unrealized Gain/(Loss) as of 3/31/11	Mgmt fees	Incentive fees	Redemption Period/ Frequency
Bay Pond Partners LP	17.3%	$45,715,472	$6,215,472	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	June 30 or Dec 31 upon 45 days’ notice
Iguazu Partners LP	1.7%	4,545,770	45,770	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	At the end of each calendar quarter upon 45 days’ notice
J. Caird Partners LP	7.8%	20,466,732	2,466,732	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	At the end of each calendar quarter upon 45 days’ notice
North River Partners LP	6.0%	15,955,860	(1,044,140)	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	At the end of each calendar quarter upon 45 days’ notice
Wolf Creek Partners LP	18.7%	49,381,211	9,881,211	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	At the end of each calendar quarter upon 45 days’ notice
Total	51.5%	$136,065,045	$17,565,045

The Fund did not have any outstanding unfunded commitments as of March 31, 2011.

Annual Report | March 31, 2011	33

Report of Independent Registered Public Accounting Firm	First Opportunity Fund, Inc.

To the Stockholders and Board of Directors of First Opportunity Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of First Opportunity Fund, Inc. (“the Fund”), including the portfolio of investments, as of March 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers; where replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Opportunity Fund, Inc. as of March 31, 2011, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the financial statements include investments valued at $172,988,016 (65.5% of net assets) as of March 31, 2011, whose fair values have been estimated by management in the absence of readily determinable fair values, which could differ materially from the values that would have been used had a ready market for these investments existed. Management’s estimates are based on information provided by the Fund’s sub-adviser or affiliates of such sub-adviser.

DELOITTE & TOUCHE LLP

Denver, Colorado

May 27, 2011

34	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Additional Information
March 31, 2011 (Unaudited)

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) on the Fund’s website located at http://www.firstopportunityfund.com; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Voting Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available on the Fund’s website located at http://www.firstopportunityfund.com, on the SEC’s website at www.sec.gov, or by calling 303-449-0426. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.sec.gov.

Senior Officer Code of Ethics. The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at http://www.firstopportunityfund.com.

Privacy Statement. Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the Fund have established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information

Annual Report | March 31, 2011	35

Additional Information	First Opportunity Fund, Inc.
March 31, 2011 (Unaudited)

is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

Tax Information. For the calendar year ended December 31, 2010, the Fund made no distributions. As a result, there are no required designations as to the character of the distributions.

Meeting of Stockholders - Voting Results

On May 2, 2011, the Fund held its Annual Meeting of Stockholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: To approve an amendment to the charter classifying the Board of Directors into three separate classes and making related changes to the charter.

	# of Votes Cast	% of Votes Cast
For	14,556,267	54.45%
Against	3,088,975	11.55%
Abstain	113,899	0.43%
Non Vote	8,973,861	33.57%
TOTAL	26,733,002	100.00%

Proposal 2: Election of Directors.

Election of Richard I. Barr as Director of the Fund

	# of Votes Cast	% of Votes Cast
For	24,991,846	93.49%
Withhold	1,707,168	6.38%
Non Vote	33,988	0.13%
TOTAL	26,733,002	100.00%

36	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Additional Information
March 31, 2011 (Unaudited)

Election of John S. Horejsi as Director of the Fund
	# of Votes Cast	% of Votes Cast
For	24,961,549	93.37%
Withhold	1,737,465	6.50%
Non Vote	33,988	0.13%
TOTAL	26,733,002	100.00%

Election of Susan L. Ciciora as Director of the Fund
	# of Votes Cast	% of Votes Cast
For	24,974,174	93.42%
Withhold	1,724,840	6.45%
Non Vote	33,988	0.13%
TOTAL	26,733,002	100.00%

Election of Dr. Dean L. Jacobson as Director of the Fund
	# of Votes Cast	% of Votes Cast
For	24,988,367	93.47%
Withhold	1,710,647	6.40%
Non Vote	33,988	0.13%
TOTAL	26,733,002	100.00%

Election of Joel W. Looney as Director of the Fund
	# of Votes Cast	% of Votes Cast
For	24,992,278	93.49%
Withhold	1,706,736	6.38%
Non Vote	33,988	0.13%
TOTAL	26,733,002	100.00%

Annual Report | March 31, 2011	37

Summary of Dividend Reinvestment Plan	First Opportunity Fund, Inc.
March 31, 2011 (Unaudited)

Stockholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (the “shares”) pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”). Stockholders who do not participate in the Plan will normally receive all distributions in cash paid by check in United States dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent, unless the Fund declares a distribution payable in shares, absent a stockholder’s specific election to receive cash.

Computershare Trust Company, N.A. (the “Plan Agent”) serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in shares valued at the market price determined as of the time of purchase (generally, following the payment date of a dividend or distribution); or if (2) the market price of shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued shares at the higher of net asset value or 95% of the market price. If the Fund declares a dividend or other distributions payable only in cash and the net asset value exceeds the market price of shares on the valuation date, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares on the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the Plan Agent will halt open-market purchases of the Fund’s shares for this purpose, and will request that the Fund pay the remainder, if any, in the form of newly issued shares. The Fund will not issue shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchase in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions. The Fund reserves the right to amend or terminate the Plan upon 90 Days’ written notice to stockholders of the Fund. Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent or by telephone in accordance with specific procedures and will receive certificates for whole shares and cash for fractional shares.

All correspondence concerning the Plan should be directed to the Plan Agent, Computershare Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011

38	www.firstopportunityfund.com

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Directors and Officers	First Opportunity Fund, Inc.
March 31, 2011 (Unaudited)

Set forth in the following table is information about the Directors of the Fund, together with their address, age, position with the Fund, length of time served and principal occupation during the last five years. The Fund's SAI includes additional information about Directors of the Fund and is available, without charge, upon request, at 303-449-0426.

INDEPENDENT DIRECTORS

Name, Age and Address*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by Director
Joel W. Looney Age: 49	Chairman, Class II Director	Term expires 2014; served since 2003.	Partner (since 1999), Financial Management Group, LLC (investment adviser).	4	Director (since 2002) and Chairman (since 2003), Boulder Growth & Income Fund, Inc.; Director (since 2001), Boulder Total Return Fund, Inc.; Director and Chairman (since 2007), The Denali Fund Inc.
Dr. Dean L. Jacobson Age: 72	Class I Director	Term expires 2013; served since 2003	Founder and President (since 1989), Forensic Engineering, Inc. (engineering investigations); Professor Emeritus (since 1997), Arizona State University.	4	Director (since 2006), Boulder Growth & Income Fund, Inc.; Director (since 2004) Boulder Total Return Fund, Inc.; Director (since 2007), The Denali Fund Inc.
Richard I. Barr Age: 73	Class III Director	Term expires 2012; served since 2001.	Retired (since 2001); manager (1963-2001), Advantage Sales and Marketing, Inc. (food brokerage).	4	Director (since 2002), Boulder Growth & Income Fund, Inc.; Director (since 1999) and Chairman (since 2003), Boulder Total Return Fund, Inc.; Director (since 2007), The Denali Fund Inc.

40	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Directors and Officers
March 31, 2011 (Unaudited)

INTERESTED DIRECTORS**

Name, Age and Address*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by Director
Susan L. Ciciora Age: 46	Class III Director	Term expires 2012; served since 2003.	Trustee (since 1994), Lola Brown Trust No. 1B and the Ernest Horejsi Trust No. 1B (since 1992); Director (since 1997), Horejsi Charitable Foundation, Inc. (private charitable foundation).	4	Director (since 2006), Boulder Growth & Income Fund, Inc.; Director (since 2001), Boulder Total Return Fund, Inc.; Director (since 2007), The Denali Fund Inc.
John S. Horejsi Age: 43	Class I Director	Term expires in 2013; served since 2006.	Director (since 1997), Horejsi Charitable Foundation (private charitable foundation).	4	Director (since 2004), Boulder Growth & Income Fund, Inc.; Director (since 2006), Boulder Total Return Fund, Inc.; Director (since 2007), The Denali Fund Inc.

*	Unless otherwise specified, the Directors’ respective addresses are c/o First Opportunity Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.
†	Includes the Fund, Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc., and The Denali Fund Inc.
**	Ms. Ciciora and Mr. Horejsi are siblings and are each considered an “interested person” as a result of the extent of their beneficial ownership of Fund shares and by virtue of their indirect beneficial ownership of RMA, SIA and FAS.

Annual Report | March 31, 2011	41

Directors and Officers	First Opportunity Fund, Inc.
March 31, 2011 (Unaudited)

OFFICERS

The names of the executive officers of the Fund are listed in the table below. Unless otherwise specified, each officer was elected to office by the Board at a meeting held on January 28, 2011. Officers are elected annually and will hold such office until a successor has been elected by the Board.

Name, Age and Address*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years
Stephen C. Miller Age: 58	President	Appointed annually; served since 2003	President and General Counsel (since 1999), Boulder Investment Advisers LLC; President and General Counsel (since 2008), Rocky Mountain Advisers, LLC; Manager (since 1999), Fund Administrative Services L.L.C.; Vice President (since 1998), Stewart Investment Advisers; President (since 2002), Boulder Growth & Income Fund, Inc.; President (since 1999), Boulder Total Return Fund, Inc.; President (since 2007), The Denali Fund, Inc.; officer of various other entities affiliated with the Horejsi family; Of Counsel (since 1991), Krassa & Miller, LLC.
Nicole L. Murphey Age: 34	Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, and Assistant Secretary	Appointed annually; served as Treasurer since 2011**; served as Vice-President since 2008; served as Assistant Secretary since 2003.	Vice President and Treasurer (since 2011), Boulder Investment Advisers, LLC and Rocky Mountain Advisers, LLC; Assistant Manager (since 2011), Fund Administrative Services, LLC; Chief Financial Officer, Chief Accounting Officer, Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2000), Boulder Growth & Income Fund, Inc.; Chief Financial Officer, Chief Accounting Officer, Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2002), Boulder Total Return Fund, Inc.; Chief Financial Officer, Chief Accounting Officer, Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2007), The Denali Fund Inc.

42	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Directors and Officers
March 31, 2011 (Unaudited)

Name, Age and Address*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years
Jennifer T. Welsh Age: 33	Chief Compliance Officer	Appointed annually; since 2010.	Chief Compliance Officer (since 2010), Boulder Investment Advisers LLC and Rocky Mountain Advisers, LLC; Chief Compliance Officer, Associate General Counsel (since 2010), Fund Administrative Services L.L.C.; Chief Compliance Officer (since 2010), Stewart Investment Advisers; Chief Compliance Officer (since 2010), Boulder Growth & Income Fund, Inc.; Chief Compliance Officer (since 2010), Boulder Total Return Fund, Inc.; Chief Compliance Officer (since 2010), The Denali Fund, Inc.; officer of various other entities affiliated with the Horejsi family; Associate Attorney (2007-2010), Davis, Graham & Stubbs, LLP.
Stephanie J. Kelley Age: 54	Secretary	Appointed annually; served since 2003.	Secretary (since 2002), Boulder Growth & Income Fund, Inc.; Secretary (since 2000), Boulder Total Return Fund, Inc., Secretary (since 2007), The Denali Fund Inc.; Assistant Secretary and Assistant Treasurer of various other entities affiliated with the Horejsi family.

*	Unless otherwise specified, the Officers’ respective addresses are c/o First Opportunity Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.
**	At a Special Telephonic Meeting of the Board of Directors held January 11, 2011, the Board of Directors accepted the resignation of Carl D. Johns as Chief Financial Officer, Chief Accounting Officer and Treasurer of the Fund and elected Ms. Murphey as Chief Financial Officer, Chief Accounting Officer and Treasurer of the Fund. Mr. Johns has also resigned as a co-portfolio manager with Rocky Mountain Advisers, LLC.

Annual Report | March 31, 2011	43

Notes	First Opportunity Fund, Inc.

Directors	Richard I. Barr
Susan L. Ciciora
John S. Horejsi
Dean L. Jacobson
Joel W. Looney

Co-Investment Advisers	Stewart Investment Advisers
Rocky Mountain Advisers, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Sub - Adviser	Wellington Management Company, LLP
280 Congress Street
Boston, MA 02110

Administrator	Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian	Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent	Computershare Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

Independent Registered	Deloitte & Touche LLP
Public Accounting Firm	555 17th Street, Suite 3600
Denver, CO 80202

Legal Counsel	Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, CA 90071-2228

“First Opportunity Fund” is a proprietary trademark of First Opportunity Fund, Inc. Used by permission. © 2011; all rights reserved.

The views expressed in this report and the information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

First Opportunity Fund, Inc. 2344 Spruce Street, Suite A | Boulder, CO 80302

If you have questions regarding shares held in a brokerage account contact your broker, or, if you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent and Shareholder Servicing Agent - Computershare Trust Company, N.A. at: P.O. Box 43011 | Providence, RI 02940-3011 | (800) 451-6788

www.firstopportunityfund.com

The Fund’s CUSIP number is: 33587T108

Item 2. Code of Ethics.

As of the end of the period covered by this report, First Opportunity Fund, Inc. (the “Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. On January 12, 2011, the code of ethics was amended to reflect personnel changes in the positions occupied by the Chief Financial Officer and Chief Compliance Officer. During the period covered by this report, there were no waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this N-CSR under Item 12(a).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of directors has determined that Joel W. Looney is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by the U.S. Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

(a)           Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $32,000 and $33,000 for the fiscal years ended March 31, 2010 and March 31, 2011, respectively.

(b)           Audit-Related Fees – There were no fees billed for the fiscal years ended March 31, 2010 and March 31, 2011, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c)           Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Registrant’s tax returns and excise tax calculations were $7,250 and $7,250 for the fiscal years ended March 31, 2010 and March 31, 2011, respectively.

(d)           All Other Fees – There were no other fees billed for the fiscal years ended March 31, 2010 and March 31, 2011 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)           (1)     Audit Committee Pre-Approval Policies and Procedures. The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(e)            (2)     Percentage of Services. There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended March 31, 2011 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)           Not applicable.

(h)           Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has an audit committee which was established by the Board of Directors of the Fund in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Registrant’s audit committee are Dr. Dean L. Jacobson, Richard I. Barr, and Joel W. Looney.

Item 6. Investments.

The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated, subject to the supervision of the Board, the voting of proxies relating to its voting securities to the Advisers. The Proxy Voting Procedures of the Advisers are included below.

First Opportunity Fund, Inc.

Proxy Voting Procedures

The Board of Directors of First Opportunity Fund, Inc. (the “Fund”) hereby adopts the following policies and procedures with respect to voting proxies relating to portfolio securities held by the Fund (collectively, the “Voting Policies”).

    1.         Policy. It is the policy of the Board of Directors of the Fund (the “Board”) to delegate certain responsibilities for voting proxies relating to portfolio securities held by the Funds to an authorized officer of the Fund, subject to the Board’s continuing oversight.1 Proxy voting policies and procedures are required by Rule 206 (4)-6 of the Investment Advisers Act of 1940.

    2.         Fiduciary Duty. The right to vote a proxy with respect to portfolio securities held by the Funds is a significant asset of the Fund. The Board and other authorized persons exercising this voting responsibility do so as a fiduciary, and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders, and with the goal of maximizing the value of the Fund and the shareholders’ investments. Although typically an investment company’s adviser votes proxies, for reasons disclosed to and discussed by the Board (e.g., the possibility of aggregating securities of issuers regulated by the Office of Thrift Supervision with like securities of other clients of Wellington Management), the Board has instead delegated its proxy voting responsibility to a Proxy Committee (defined below) made up of Board members and has authorized officers of the Fund to vote proxies that are considered routine (e.g., approval of auditors and uncontested director elections).

    3.         Procedures. The following are the procedures adopted by the Board for the administration of this policy:

a.     Review of Proxy Voting Procedures. Management, with advice and counsel from the Board, shall present to the Board its policies, procedures and other guideline for voting proxies at least annually (the “Voting Guidelines”), and must notify the Board promptly of any material changes. In accordance with the foregoing, Management has developed the Voting Guidelines which are attached hereto as Exhibit A.

b.     Voting of Routine Proxies. An authorized Officer of the Fund will vote all routine proxy items for the Fund in accordance with the Voting Guidelines.

c.     Voting of Non-Routine Proxies. With respect to non-routine proxy issues (“Non-Routine Proxies”), Stephen C. Miller or his successor (i.e., President of the Fund and member of the Board) and at least one independent director (the “Proxy Committee”), after conducting such necessary due diligence as the Proxy Committee deems appropriate, will make a determination of how to vote, and direct an authorized Officer of the Fund to cause such vote to be cast.

d.     Seeking Advice from the Fund’s Adviser. To the extent permitted by law, and to the extent assistance will not adversely affect the ability of Wellington Management (“Wellington”) to invest in financial services company securities for other clients, the Proxy Committee may seek, and Wellington has agreed to provide the Proxy Committee with, notice of any special issues that might not be covered by the Voting Guidelines and use its best efforts to keep the Board and Management informed when Non-Routine matters arise or are anticipated. In addition, Wellington has agreed to assist in any discussions to review relevant issues related to the voting of a particular proxy, but shall not recommend how the Fund should vote.

e.     Voting Record Reporting. To the extent any Non-Routine Proxies are voted, the Proxy Committee will present a summary of such actions for the Board at the next regular quarterly meeting.

1 This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

Voting Policies and Procedures

No less than annually, Management shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the respective year. With respect to those proxies the Proxy Committee has identified as involving a conflict of interest2, the Proxy Committee shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

    4.         Revocation. The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time. This disclosure shall be included in any registration statement filed on behalf of the Funds after July 1, 2003.

    5.         Annual Filing. The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. The Fund must file the complete proxy voting record on an annual basis on this form. Form N-PX must contain complete proxy voting records for the 12 month period stated above, and must be signed on behalf of the Fund by the principal executive officers. This form must provide the following information:

1.	Name of the issuer of the portfolio security
2.	Exchange ticker symbol
3.	CUSIP #
4.	Shareholder meeting date
5.	Brief indication of the matter voted on
6.	Whether matter was proposed by the issuer or by a security holder
7.	Whether the Fund cast its vote on the matter
8.	How the Fund cast its vote
9.	Whether the Fund cast its vote for or against management

    6.         Disclosures.

a.     The Fund shall include in any future registration statement:

     i.        A description of the Voting Policies and the Voting Guidelines3; and

    ii.        A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.4

b.     The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

    i.        A statement disclosing that the Voting Policies and Voting Guidelines are available without charge, upon request, by calling the Fund’s telephone number; or through a specified Internet address; and on the SEC website.5

    ii.        A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without

2 As it is used in this document, the term “conflict of interest” refers to a situation in which the Adviser or affiliated persons of the adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Fund.

3 This disclosure shall be included in the registration statement next filed on behalf of the Funds after July 1, 2003.

4 This disclosure shall be included in the registration statement next filed on behalf of the Funds after August 31, 2004.

5 This disclosure shall be included in the report next filed on behalf of the Funds after July 1, 2003.

Voting Policies and Procedures

charge, upon request, by calling the Fund’s telephone number; or through a specified Internet address; or both; and on the SEC website.6

    7.         Recordkeeping Requirements. SEC Rule 204-2, as amended, requires the Fund to retain:

1.	Proxy voting policies and procedures
2.	Proxy statements received regarding client securities
3.	Records of votes cast on behalf of clients
4.	Records of written client requests

          5.     Any documents prepared by Management material to making a decision how to vote, or that memorialized the basis for the decision.

    8.         Review of Policy. At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Revised November 28, 2008 to reflect name change of First Financial Fund, Inc. to First Opportunity Fund, Inc.

6 This disclosure shall be included in the report next filed on behalf of the Funds after August 31, 2004.

EXHIBIT A – VOTING GUIDLINES

The Fund’s proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

Category	Guideline	Voting
BOARD OF DIRECTOR ISSUES

The board of directors’ primary role is to protect the interests of all shareholders. Key functions of the board are to approve the direction of corporate strategy, ensure succession of management and evaluate performance of the corporation as well as senior management. The board is accountable to shareholders, and must operate independently from management.

Routine Elections	Generally we will vote with management’s recommendation	Generally FOR
Board Classification

Generally we are opposed to entrenchment mechanisms and will vote against proposals to classify a board. We prefer annual election of directors in order that shareholders have more power to replace directors deemed to not be acting in the shareholders’ interest.

Generally AGAINST
Independence of Directors

The majority of board members should be independent from the corporation, management or a majority shareholder. An independent member should not be a former employee of the company or a representative of a key supplier to or a key client of the company.

We will generally support boards that have a majority of board members classified as independent.
Director Indemnification	Mandatory indemnification of directors and officers is necessary to attract quality candidates.	Generally FOR
Director Attendance	Board membership requires a significant amount of time in order for responsibilities to be executed, and attendance at Board and Committee meetings is noted.	We look for attendance records to be in the 75% participation range.
Term Limits	We are more concerned with the performance of directors and not with the term limits	Generally AGAINST but will look at on a case-by-case basis.
Separation of Chair and CEO	In most cases it is advisable for there to be a separation between the CEO and the Chair to enhance separation of management interests and shareholders.

In most cases we would support a recommendation to separate the Chair from the CEO. Lead directors are considered acceptable, and in this situation an independent Corporate Governance committee must also be in place.

Committees of the Board	Audit, Compensation, Governance and Nominating committees are the most significant committees of the board.

We support the establishment of these committees, however independent director membership on these committees is the primary concern. Two-thirds independent membership is satisfactory, provided that the chair of each committee is independent.

Audit Process	The members of an audit committee should be independent directors, and the auditor must also be independent. The auditor should report directly to the Audit	We will generally support the choice of auditors recommended by the Audit

Voting Policies and Procedures

Category	Guideline	Voting
	committee and not to management.	Committee. In the event that the auditor supplies other services for a fee other than the audit, each situation will be reviewed on a case-by-case basis.
VOTING AND ENTRENCHMENT ISSUES
Shareholder Right to Call Special Meeting		Generally FOR
Shareholder Right to Act by Written Consent		Generally FOR
Cumulative Voting	Our experience has been that cumulative voting is generally proposed by large shareholders who may wish to exert undue influence on the board.	Generally AGAINST, although we may consider if the board has been unresponsive to shareholders.
Confidentiality of Shareholder Voting	Like any other electoral system, the voting at annual and special meetings should be confidential and free from any potential coercion and/or impropriety.	We will support any proposals to introduce or maintain confidential voting.
Size of Board of Directors	Generally boards should be comprised of a minimum of seven to a maximum of fifteen. However the complexity of the company has an impact on required board size.	The independence of the board is a greater concern than the number of members. However should a change in board size be proposed as potentially an anti-takeover measure we would vote against.
COMPENSATION ISSUES
Director Compensation

Directors should be compensated fairly for the time and expertise they devote on behalf of shareholders. We favor directors personally owning shares in the corporation, and that they receive a substantial portion of their remuneration in the form of shares.

We support recommendations where a portion of the remuneration is to be in the form of common stock. We do not support options for directors, and do not support retirement bonuses or benefits for directors.
MANAGEMENT COMPENSATION

Compensation plans for executives should be designed to attract and retain the right people with exceptional skills to manage the company successfully long-term. These plans should be competitive within the company’s respective industry without being excessive and should attempt to align the executive’s interests with the long-term interest of shareholders.

Executive compensation will be considered on a case-by-case basis.
Stock Options and Incentive Compensation Plans

Compensation plans should be designed to reward good performance of executives. They should also encourage management to own stock so as to align their financial interests with those of the shareholders. It is important that these plans are disclosed to the shareholders in detail for their approval.

We will not support plans with options priced below current market value or the lowering of the exercise price on any previously granted options. We will not support any plan amendment that is not

Voting Policies and Procedures

Category	Guideline	Voting

capped or that results in anything but negligible dilution. We believe that shareholders should have a say in all aspects of option plans and therefore will not support omnibus stock option plans or plans where the Board is given discretion to set the terms. Plans will be considered on a case-by-case basis.

Adopt/Amend Employee Stock Purchase Plans		Considered on a case-by-case basis.
Golden Parachutes

Although we believe that “golden parachutes” may be a good way to attract, retain and encourage objectivity of qualified executives by providing financial security in the case of a change in the structure or control of a company, golden parachutes can be excessive.

Generally opposed but will consider on a case-by-case basis.
Require Shareholder Approval of Golden Parachutes		Generally FOR
TAKEOVER PROTECTIONS

Some companies adopt shareholder rights plans that incorporate anti-takeover measures, which may include: poison pills, crown jewel defense, payment of greenmail, going private transactions, leveraged buyouts, lock-up arrangements, Fair price amendments, Re-incorporation. Rights plans should be designed to ensure that all shareholders are treated equally in the event there is a change in control of a company. These plans should also provide the Board with sufficient time to ensure that the appropriate course of action is chosen to ensure shareholder interests have been protected. However, many shareholder rights plans can be used to prevent bids that might in fact be in the shareholders best interests. Depending on their contents, these plans may also adversely influence current share prices and long-term shareholder value.

We will review each situation on a case-by-case basis. We will generally support proposals that protect the rights and share value of shareholders.
Dual Class Shares

It is not unusual for certain classes of shares to have more than one vote per share. This is referred to as a dual class share structure and can result in a minority of shareholders having the ability to make decisions that may not be in the best interests of the majority of shareholders.

Generally AGAINST.
Super-Majority Voting Provisions

Super-majority voting (e.g., 67% of votes cast or a majority of outstanding shares), although fairly common, can, from a practical point of view, be difficult to obtain, and essentially are a bar from effective challenges to entrenched management, regardless of performance or popularity. A very high requirement can be unwieldy and therefore not in the best interest of the majority of shareholders.

Generally AGAINST. We will generally oppose proposals for voting requirements that are greater than a majority of votes cast. That said, we will review supermajority proposals on a case-by-case basis.

Voting Policies and Procedures

Category	Guideline	Voting
Issuance of Authorized Shares		Generally FOR
Issuance of Unlimited or Additional Shares

Corporations may increase their authorized number of shares in order to implement a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. Shareholders should approve of the specific business need for the increase in the number of shares and should understand that the issuance of new shares can have a significant effect on the value of existing shares.

Generally AGAINST. We will generally oppose proposals to increase the number of authorized shares to “unlimited”, but will consider any proposals to increase the number of authorized shares on a case-by-case basis for a valid business purpose.
Shareholder Proposals

Shareholders should have the opportunity to raise their concerns or issues to company management, the board and other shareholders. As long as these proposals deal with appropriate issues and are not for the purposes of airing personal grievances or to obtain publicity, they should be included on the proxy ballot for consideration.

Shareholder proposals will be reviewed on a case-by-case basis.
OTHER MATTERS
Stock Repurchase Plans		Generally FOR
Stock Splits		Generally FOR
Require Shareholder Approval to issue Preferred Stock		Generally FOR
Corporate Loans to Employees

Corporate loans, or the guaranteeing of loans, to enable employees to purchase company stock or options should be avoided. These types of loans can be risky if the company stock declines or the employee is terminated.

Generally AGAINST.
Blank-cheque Preferred Shares

The authorization of blank-cheque preferred shares gives the board of directors’ complete discretion to fix voting, dividend, conversion and other rights and privileges. Once these shares have been authorized, the shareholders have no authority to determine how or when they will be allocated. There may be valid business reasons for the issuance of these shares but the potential for abuse outweighs the benefits.

Generally AGAINST.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Effective June 1, 2010, Rocky Mountain Advisers, LLC (“RMA”) and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers (“SIA”) act as Co-Advisers to the Fund and are collectively referred to as the “Advisers”. Wellington Management Company LLP (“Wellington Management”) served as the investment adviser to the Fund until June 1, 2010 and currently serves as sub-adviser to a portion of the Fund.

The Advisers

Stewart R. Horejsi is the Fund’s portfolio manager and is responsible for the day-to-day management of the Fund’s assets. Mr. Horejsi is referred to herein as the “Portfolio Manager”. The Portfolio Manager acts as the portfolio manager with respect to the Fund and three other registered investment companies, the Boulder Growth & Income Fund, Inc. (“BIF”), The Denali Fund Inc. (“DNY”) and the Boulder Total Return Fund, Inc. (“BTF”). As of March 31, 2011, BIF, DNY, and BTF had total assets, including leverage, of approximately $223.8 million, $118.9 million, and $315.7 million, respectively. Mr. Horejsi also acts as a financial consultant to other private trusts and entities associated with the Horejsi family (collectively, the “Horejsi Affiliates”) and consults with respect to their portfolios of equities having an aggregate value of approximately $692.9 million as of March 31, 2011. Mr. Horejsi has been the financial and investment adviser for the Horejsi Affiliates since 1982 and the senior investment manager for Boulder Investment Advisers, LLC (the co-adviser, together with SIA, to BIF, DNY and BTF) and SIA since 1999 and RMA since 2008. Mr. Horejsi has been the Portfolio Manager for the Fund since June 1, 2010. At a Special Telephonic Meeting of the Board of Directors held January 12, 2011, the Board of Directors accepted the resignation of Carl D. Johns as Chief Financial Officer, Chief Accounting Officer and Treasurer of the Fund and elected Nicole L. Murphey as Chief Financial Officer, Chief Accounting Officer and Treasurer of the Fund. Mr. Johns also resigned as co-portfolio manager with RMA and is no longer affiliated with the Fund.

As a general matter, portfolio management staff are paid an annual fixed salary and are offered participation in the firm’s 401K, as well as other benefits that are offered to other employees of the Advisers. In evaluating a portfolio manager’s salary and annual pay increases, the Fund’s performance may be one of many factors considered by management. However, as a general matter, the Advisers do not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within the Adviser’s investment team, contributions to the Adviser’s overall performance, discrete securities analysis, idea generation, and other considerations. Generally, a portfolio manager does not receive bonuses; however, in the case of Mr. Horejsi, because of his affiliation with and beneficial interest in the Horejsi Affiliates that own the Advisers, he may, directly or indirectly, receive distributions of the Advisers’ profits.

Conflicts of interest may arise in connection with the portfolio manager’s management of the Fund’s investments. This is because the portfolio manager also serves as portfolio manager to BIF, DNY and BTF. Additionally, Mr. Horejsi consults with respect to a substantial portfolio of securities for the Horejsi Affiliates. From time to time, securities may meet the investment objectives of the Fund, BIF, DNY, BTF and the Horejsi Affiliates. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. Factors considered in the investment recommendations may include the size of the portfolio, concentration of holdings, investment objectives, restrictions and guidelines, asset coverage ratios, tax considerations, purchase cost, and cash availability. It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or accounts managed by the Advisers seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. With respect to the assets of the Horejsi Affiliates, as may be advised from time to time by Mr. Horejsi, the Horejsi Affiliates have consented to allow the funds managed by the Advisers to complete the entirety of their transactions in any particular security before the Horejsi Affiliates will be allowed to transact in such security, thus giving the funds managed by the Advisers the first opportunity to trade in a particular security. The Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisers decide to sell on behalf of another fund or account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one fund or account purchases or sells the same security on a given date, the Advisers will seek to allocate the purchases and sales on an equitable basis, taking into consideration such factors as: the size of the portfolio, concentration of holdings, investment objectives and guidelines, asset coverage ratios, tax considerations, purchase cost, and cash availability. Although the other funds managed by the Advisers may have the same or similar investment objectives and policies as the Fund, their respective portfolios will vary from fund to fund and their respective performance results are likely to differ from those of the Fund.

Mr. Horejsi does not directly own any shares of the Fund. However, the Lola Brown Trust No. 1B, which has engaged Mr. Horejsi as a financial consultant and with respect to which Mr. Horejsi is a discretionary beneficiary, holds 4,272,118 shares of the Fund as of March 31, 2011. In addition, (i) the Stewart R. Horejsi Trust No. 2, a trust established by Mr. Horejsi but with respect to which he is not a beneficiary, owns 2,169,602 shares of the Fund; (ii) the Susan L. Ciciora Trust, a trust established by Mr. Horejsi’s daughter but with respect to which Mr. Horejsi is not a beneficiary, owns 1,737,573 shares of the Fund; and (iii) the Mildred B. Horejsi Trust, a trust established by Mr. Horejsi’s mother, owns 2,293,345 shares of the Fund (the foregoing are included in the above definition of “Horejsi Affiliates”). Because of Mr. Horejsi’s advisory or familial role with respect to these Horejsi Affiliates, he may be deemed to have indirect beneficial ownership of their respective shares which in the aggregate have a dollar range in excess of $1 million.

Wellington Management

Nicholas C. Adams, Senior Vice President and Equity Portfolio Manager of Wellington Management, served as the primary portfolio manager of the Fund since inception (1986) through May 31, 2010. Mr. Adams joined Wellington Management as an investment professional in 1983. Mr. Adams continues to serve as portfolio manager for a select basket of securities under the Sub-Advisory Agreement between the Fund, RMA, SIA, and Wellington Management.

The following table shows information regarding other accounts managed by Mr. Adams

(As of March 31, 2011):

	Other Registered Investment Companies(1)		Other Pooled Investment Vehicles		Other Accounts
	# of Accts	Assets ($ mil)	# of Accts	Assets ($ mil)	# of Accts	Assets ($ mil)
All Accounts:	0	$0	6	$6,274.11	0	$0
Accounts where advisory fee is based on account performance (subset of above):	0	$0	6	$6,274.11	0	$0

(1) Does not include the Fund.

The following table shows shares of the Fund beneficially owned by Mr. Adams:

None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
X

Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager under the Sub-Advisory Agreement who is primarily responsible for the day-to-day management of the

Fund (“Sub-Advisory Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Sub-Advisory Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Sub-Advisory Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Sub-Advisory Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Sub-Advisory Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. The Sub-Advisory Portfolio Manager also manages hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Sub-Advisory Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Sub-Advisory Portfolio Manager. Finally, the Sub-Advisory Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation Structure

Wellington Management receives a fee based on the assets under management of the Fund as set forth in Investment Sub-Advisory Agreement between Wellington Management, the Fund, RMA and SIA. Wellington Management pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended March 31, 2011.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Sub-Advisory Portfolio Manager includes a base salary and incentive components. The base salary for the Sub-Advisory Portfolio Manager, who is a partner of Wellington Management, is generally a fixed amount that is determined by the Managing Partners of the firm. The Sub-Advisory Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other account managed by such Sub-Advisory Portfolio Manager. As of June 1, 2010, the incentive paid to the Sub-Advisory Portfolio Manager, which has no performance-related component, is based on the revenues earned by Wellington Management. Prior to June 1, 2010, the Sub-Advisory Portfolio Manager’s incentive payment relating to the Fund was linked to the gross pre-tax performance of the Fund compared to the NASDAQ Banks Principal Only and John Hancock Bank & Thrift Opportunities Fund over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Sub-Advisory Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Sub-Advisory Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Adams is a partner of the firm.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)    Not applicable.

(b)        Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	FIRST OPPORTUNITY FUND, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	June 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	June 6, 2011

By (Signature and Title)	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary (Principal Financial Officer)

Date:	June 6, 2011